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                                                                   EXHIBIT 10.17

                            SUBORDINATION AGREEMENT
                            -----------------------


     FOR VALUE RECEIVED, the undersigned SmarTalk Partners, LLC (the "Investor") and Lorsch Creative Network, Inc. ("LCN") (the "Subordinated Holders") agree with SmarTalk Teleservices, Inc. (the "Maker") for the express, intended benefit of Investor that the indebtedness to LCN represented by the Subordinated Promissory Note, dated January 1, 1996 in the principal amount of $2,000,000 (the "LCN Note"), and the indebtedness to Investor represented by the Promissory Note Secured by Personal Property, dated December 28, 1995, in the principal amount of $1,200,000 (the "Term Note") and the Revolving Line of Credit Note, dated December 28, 1995, in the principal amount of $500,000 (the "Line of Credit Note") is subordinated in right of payment and priority to the prior payment in full of all indebtedness outstanding pursuant to the Promissory Note dated August 9, 1996 in the original principal amount of $250,000 (the
"Investor Debt") owed by the Maker to the Investor, all on the following terms and conditions:

     1. Until the date on which all Investor Debt shall be paid in full, without the written agreement of the Investor and each of the Subordinated Holders, no payment on account of all or any portion of the principal represented by the LCN Note, Term Note, or Line of Credit Note (the "Subordinated Debt") or any interest thereon shall be made either directly or indirectly by the Maker or any subsidiary or affiliate of the Maker, and the Maker shall not cancel, forgive or offset Subordinated Debt against any indebtedness owed by the Subordinated Holders to the Maker. Upon such date as all Investor Debt shall have been repaid in full, the provisions of this
Section 1 shall be of no further force and effect.

     2. If any Subordinated Debt becomes due and payable before its stated maturity date or upon any payment or distribution of assets of the Maker of any kind or character, whether in cash, properties or securities or by way of cancellation, forgiveness or offset of Subordinated Debt against any indebtedness owed by the Subordinated Holders to the Maker, whether upon any dissolution, winding up, liquidation or reorganization of the Maker, either voluntary or involuntary, or in bankruptcy, insolvency, receivership, reorganization, arrangement or other proceedings, or otherwise, then, in such event, all Investor Debt shall be paid in full before the holders of the Subordinated Debt shall be entitled to retain any assets so paid or distributed in respect of the Subordinated Debt.

     Any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities or by way of cancellation, forgiveness or offset of Subordinated Debt against any indebtedness owed by the Subordinated Holders or any subsequent holder of the Subordinated Debt to the Maker which would be payable


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on account of the Subordinated Debt, except for these provisions, shall be paid by the Maker or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holder of the Subordinated Debt directly to the Investor to the extent necessary to pay all Investor Debt in full before any payment or distribution is made on account of the Subordinated Debt.

     3. Subject to the payment in full of all Investor Debt, the holders of the Subordinated Debt shall be subrogated to the rights of the holders of Investor Debt to receive payments or distributions of cash, property or securities of the Maker applicable to the Investor Debt until all amounts owing on the Subordinated Debt shall be paid in full, and, as between the Maker, its creditors other than holders of Investor Debt, and the holders of the Subordinated Debt, no such payment or distribution made to the holders of Investor Debt by virtue of this Subordination Agreement which otherwise would have been made to the holders of the Subordinated Debt shall be deemed to be a payment by the Maker on account of the Subordinated Debt, it being understood that the provisions of this Subordination Agreement are intended solely for the purpose of defining the relative rights of the holders of the Subordinated Debt, on the one hand, and the holder of the Investor Debt, on the other hand.

     4. Nothing contained in this Subordination Agreement is intended to or shall impair, as between the Maker, its creditors other than the holders of Investor Debt, and the holders of the Subordinated Debt, the obligation of the Maker, which is absolute and unconditional, to pay to the holders of the Subordinated Debt the Subordinated Debt as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of the holders of the Subordinated Debt and creditors of the Maker other than the holders of Investor Debt, nor shall anything herein prevent the holder of any Subordinated Debt from exercising all remedies otherwise permitted by applicable law upon default under any instrument defining the rights of holders of Subordinated Debt, subject to the rights, if any, under this Subordination Agreement of the holders of Investor Debt in respect of cash, property or securities of the Maker received upon the exercise of any such remedy.

     5. Nothing contained herein, express or implied, shall give to any person, other than the holders of Investor Debt and the holders of Subordinated Debt, any benefit or any legal or equitable right, remedy or claim hereunder.

     6. The term "indebtedness" as used herein is used in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Maker heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute

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or contingent, liquidated or unliquidated, determined or undetermined, and whether the Maker may be liable individually or jointly with others, as principal or as surety or guarantor.

     7. Notwithstanding anything to the contrary herein, Investor is entering into this Subordination Agreement solely for the purpose of establishing the priority of payment of the Investor Debt vis-a-vis the Term Note, the Line of Credit Note and the LCN Note. This Subordination Agreement shall not in any way affect the validity of that certain Subordination Agreement dated January 1, 1996 made by LCN and Maker for the benefit of Investor (the "Existing Subordination Agreement"). This Subordination Agreement shall not under any circumstances cause the subordination of the Term Note and Line of Credit Note to any obligation of Maker which may be held to be superior in right of payment or priority to the Investor Debt, but not to the Line of Credit Note or the Term Note; and in such case this Subordination Agreement shall terminate as to the Term Note and Revolving Line of Credit Note.

     8. In consideration of LCN entering into the arrangements contemplated hereby, Maker hereby grants to LCN, and Investor hereby consents to the granting to LCN by Maker of, a perfected security interest in the Collateral (excluding the Transport Reserve Accounts as described in Section 5.2 of that certain Security Agreement dated December 28, 1995 between Maker and Investor); provided, however, that the security interests of Investor with respect to the Promissory Note, the Term Note and the Line of Credit Note shall at all times be prior and superior to the security interest hereby granted to LCN; the security interest granted to LCN pursuant to this Section 8 shall be subject to and governed by the Existing Subordination Agreement, so that LCN's security interest is subordinate in priority to the security interests of Investor and the obligation secured by LCN's security interest shall be subordinate in payment to Maker's obligations to Investor; and LCN shall execute such further documents and instruments which Investor shall request to evidence such prior and perfected security interests of Investor.

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     IN WITNESS WHEREOF, the undersigned has executed this Subordination
Agreement on August 9, 1996.


                                 LORSCH CREATIVE NETWORK, INC.


                                 By: /s/ Robert H. Lorsch
                                    _____________________________
                                    Robert H. Lorsch, President


                                 SMARTALK TELESERVICES, INC.


                                 By: /s/ Robert H. Lorsch
                                    _____________________________
                                    Robert H. Lorsch, President


                                 SMARTALK PARTNERS, LLC


                                 By:
                                    _____________________________
                                    Amre Youness, Manager

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